UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2010

Merix Corporation
(Exact name of registrant as specified in its charter)

Oregon	1-33752	93-1135197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15725 SW Greystone Court Suite 200 Beaverton, Oregon	97006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 716-3700

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

    Merix Corporation (Merix) shareholders voted on February 8, 2010 to approve the previously-announced merger of Merix and Viasystems Group, Inc. (Viasystems).  After completion of the merger, Merix will become a wholly-owned subsidiary of Viasystems.  The merger remains subject to customary closing conditions and is expected to close in the next few days.

    A copy of the press release announcing the shareholder approval is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

99.1	Press Release of Merix Corporation dated February 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merix Corporation (Registrant)
Date: February 8, 2010	By:	/s/ Kelly E. Lang
Kelly E. Lang
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Merix Corporation dated February 8, 2010.

Exhibit 99.1

Merix Announces Shareholder Approval of Merger

BEAVERTON, OR, February 8, 2010 - Merix Corporation (NASDAQ:MERX) is pleased to announce that its shareholders voted today to approve the previously-announced merger of Merix and Viasystems Group, Inc.  After completion of the merger, Merix will become a wholly-owned subsidiary of Viasystems.  The merger remains subject to customary closing conditions and is expected to close in the next few days.

 “We are pleased to announce our shareholders’ approval of the merger with Viasystems,” said Michael D. Burger, CEO of Merix.  “Viasystems and Merix have complementary core competencies that will enable the combined organization to provide customers with a complete spectrum of services and technology for both quick-turn prototyping and high volume PCB manufacturing in both Asia and North America.  We believe the completion of this merger will create tremendous value, providing opportunities for employees, customers and shareholders.”

About Merix
Merix is a leading manufacturer of technologically advanced, multilayer, rigid printed circuit boards for use in sophisticated electronic equipment.  Merix provides high-performance materials, quick-turn prototype, pre-production and volume production services to its customers.  Principal markets served by Merix include communications and networking, computing and peripherals, test, industrial and medical, defense and aerospace, and automotive end markets in the electronics industry.  Additional corporate information is available on the internet at www.merix.com.

Forward-Looking Statements
Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the operations of the businesses of Viasystems and Merix separately and as a combined entity; the timing and consummation of the proposed merger transaction; the expected benefits of the integration of the two companies; the combined company’s plans, objectives, expectations and intentions and other statements that are not historical fact. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Merix regarding future events and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Merix undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. Actual results may differ materially from those expressed or implied. Such differences may result from a variety of factors, including but not limited to: legal or regulatory proceedings or other matters that affect the timing or ability to complete the transactions as contemplated; the possibility that the expected synergies from the proposed merger will not be realized, or will not be realized within the anticipated time period; the risk that the businesses will not be integrated successfully; the possibility of disruption from the merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including but not limited to, due to the failure to satisfy the closing conditions; any actions taken by either of the companies, including but not limited to, restructuring or strategic initiatives (including capital investments or asset acquisitions or dispositions), developments beyond the companies’ control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments, and technological developments. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the proxy statement/prospectus filed on January 4, 2010 under the heading “Risk Factors,” Merix’ Quarterly Report on Form 10-Q for the quarter ended November 28, 2009, filed with the SEC on January 5, 2010 under the heading “Item 1A. Risk Factors,” and in the company’s other filings made with the SEC available at the SEC’s website, www.sec.gov.

Important Merger Information and Additional Information
This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Viasystems and Merix have or will file relevant materials with the SEC. Viasystems has filed a Registration Statement on Form S-4 that includes a proxy statement of Merix and which also constitutes a prospectus of Viasystems. Merix will mail the proxy statement/prospectus to its shareholders. Investors are urged to read the proxy statement/prospectus regarding the proposed transaction because it will contain important information. The proxy statement/prospectus and other documents that have been filed by Viasystems and Merix with the SEC will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Merix Corporation, 15725 SW Greystone Court, Suite 200, Beaverton Oregon 97006, Attention: Investor Relations or by directing a request when such a filing is made to Viasystems Group, Inc., 101 South Hanley Road, Suite 400, St. Louis, Missouri 63105, Attention: Investor Relations.

Participants in Solicitation
Viasystems, Merix, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Merix is set forth in Merix’ definitive proxy statement, which was filed with the SEC on August 26, 2009. Information about the directors and executive officers of Viasystems is set forth in the Form 10-K of Viasystems, Inc., which was filed with the SEC on March 30, 2009. Investors may obtain additional information regarding the interests of such participants by reading the preliminary proxy statement/prospectus included in the registration statement on Form S-4 that Viasystems has filed and any amendments to the preliminary proxy statement/prospectus that  Merix or Viasystems may file with the SEC.